EX.99.906CERT

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of The Fairholme Fund, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of The Fairholme Fund for the period ended May 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of The Fairholme Fund for the stated period.

/s/ Bruce R. Berkowitz		/s/ Paul R. Thomson
Bruce R. Berkowitz, President		Paul R. Thomson, Treasurer

Dated:	July 30, 2008

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by The Fairholme Fund for purposes of Section 18 of the Securities Exchange Act of 1934.

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